SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 1998


                                 Medtronic, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



       1-7707                                                  41-0793183
(Commission File Number)                                     (IRS Employer
                                                             Identification No.)


                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 514-4000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On November 17, 1998, the Registrant issued a press release relating to second-quarter earnings. The full text of the press release is set forth in
Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.           Financial Statements and Exhibits

Exhibit 99        Press release dated November 17, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEDTRONIC, INC.



                                           By /s/ Robert L. Ryan
Date:  November 19, 1998                   Robert L. Ryan
                                           Senior Vice President and Chief
                                           Financial officer

                                  EXHIBIT INDEX

                                 Medtronic, Inc.
                             Form 8-K Current Report
                             Dated November 19, 1998




Exhibit Number             Description

    99               Press release dated November 17, 1998